Subsequent Event	12 Months Ended
Dec. 31, 2021
Subsequent Event
Subsequent Event

Note 19. Subsequent Event (Unaudited)

On August 10, 2022 (the “Closing Date”), the Company entered into a term loan facility agreement with SWK Funding LLC (the “SWK Loan Facility”) for a principal amount of $25 million, with $21 million funded at closing and $4 million that becomes available, subject to the achievement of specified operational and financial metrics by September 30, 2023 (the “Additional Term Loan”). The SWK Loan Facility allows for the establishment of a new asset-based revolving loan facility of up to $8 million, but the Company is still in the process of securing such revolving credit facility. The SWK Loan Facility matures on August 10, 2027 and accrues interest, payable quarterly in arrears. Principal amortization of the SWK Loan Facility starts on November 15, 2024, which amortization may be extended to November 17, 2025 if conditions to draw the Additional Term Loan have been satisfied. Principal payments during the amortization period will be limited based on revenue-based caps. The SWK Loan Facility also includes both revenue and liquidity covenants, as defined.

All of the SWK Loan Facility borrowings take the form of Secured Overnight Financing Rate (“SOFR”) loans and will bear interest at a rate per annum equal to the sum of an applicable margin of (i) 8.75% and the “Term SOFR Rate” (based upon an interest period of 3 months), or (ii) if the Company has elected the PIK Interest option (as defined below), 4.75% and the “Term SOFR Rate.” The Company may elect a portion of the interest due, to be paid in-kind at a rate per annum of 4.5% (“PIK Interest”), and such election may be made (x) until November 15, 2024 if the conditions to draw the Additional Term Loan have not been met, or (y) if such conditions to draw the Additional Term Loan have been satisfied, until November 17, 2025. The “Term SOFR Rate” is subject to a floor of 2.75%.

On August 10, 2022, the Company issued to SWK Funding LLC a warrant (the “Warrant”) to purchase, in the aggregate, up to 187,969 shares of Class A common stock of the Company, $0.001 par value per share (the “Common Stock”) at an exercise price of $6.65 per share. The Warrant is immediately exercisable for up to 157,894 shares of Common Stock from time to time on or after the Closing Date. Subject to and effective upon the borrowing by the Borrower of the Additional Term Loan, the Warrant will be exercisable for up to an additional 30,075 shares of Common Stock. The exercise price and number of shares of Common Stock issuable upon exercise of the Warrant are subject to adjustment in the event of stock dividends, stock splits and certain other events affecting the Common Stock. Unless earlier exercised or terminated in accordance with its terms, the Warrant will expire on the seventh anniversary of the Closing Date.

The Company used $16 million of the proceeds of the SWK Loan Facility to prepay all of the remaining outstanding principal and accrued interest and pay all associated payoff fees on the $20 million Term Loan Facility and $8 million Revolving Credit Facility. Such payments included $12.8 million to prepay all outstanding principal and accrued interest as well as $1.7 million to pay the required prepayment and exit fees on the Term Loan Facility and $1.2 million to repay the outstanding balance and accrued interest as well as $0.3 million to pay the required exit fees on the Revolving Credit Facility.

The Company also used $1.4 million of the proceeds to repay the remaining balance on the promissory note with a tissue supplier.